Exhibit 10.34
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                             DEMAND PROMISSORY NOTE

$10,000,000                                                     December 3, 1997

      For value received, the undersigned unconditionally promises to pay ON DEMAND, regardless of any other provision of this Note (including the determination of any Interest Periods), to the order of MELLON BANK, N.A., (the "Bank") at its office located at 701 Market Street, Philadelphia, PA 19101-7899 or to such other address as the Bank may notify the undersigned, the sum of TEN MILLION DOLLARS ($10,000,000) or such lesser unpaid principal amount of the loans made to the undersigned by the Bank and outstanding under this Note.

      This Note includes any Addendum, Schedule or Rider attached hereto.

      Interest. The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan made hereunder from and including the date of each such loan to but excluding the date such loan shall be paid in full at the rates set forth in the Addendum annexed hereto.

      Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at the Bank's office specified above. The Bank may demand payment of this Note at any time in whole or in part. The Bank may (but shall not be obligated to) debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (any of) the undersigned with the Bank. The Bank may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that the Bank may elect.

      Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which the Bank's head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

      If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note upon demand, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

      Authorization. The undersigned hereby authorizes the Bank to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by the Bank. The Bank shall not be responsible for the authority,
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or lack of authority, of any person giving such telephonic instructions to the
Bank pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on the Bank's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

      Records. The date, amount and interest period (if applicable) of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of the Bank) and the outstanding principal balance of loans, shall be recorded by the Bank on its books and prior to any transfer of this Note (or, at the discretion of the Bank at any other time) endorsed by the Bank on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

      Representations and Warranties. The undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder, that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to the Bank from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

      No Commitment. This Note does not create and shall not be deemed or construed to create any contractual commitment to lend by the Bank. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of the Bank.

      Security. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to the Bank, now existing or hereafter arising, the undersigned grants to the Bank a security interest in and a lien upon and right of offset against all


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moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of the Bank or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

      Certain Waivers. The undersigned waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

      Costs. The undersigned agree(s) to reimburse the Bank on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note.

      Notices. All notices, requests, demands or other communications to or upon the undersigned or the Bank shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of the Bank as first set forth above, or (c) of the undersigned or the Bank at such other address as the undersigned or the Bank shall specify to the other in writing.

      Assignment. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of the Bank and its successors and assigns.

      Amendment and Waiver. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by the Bank in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

      Governing Law; Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Bank in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such further address as the undersigned may specify to the Bank in writing.

      Maximum Interest. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged by national banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to the principal owing hereunder.

      Borrower Waivers. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY


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APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR
RELATING TO THIS NOTE, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE BANK'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

      IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY THE BANK AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

Address for notices:               STANDARD FUNDING CORP.

335 Crossways Park Drive           By: /s/ Alan J. Karp
Woodbury, NY 11797                     ----------------------

Telecopier No. (516) 364-0205      Print Name: Alan J. Karp
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                                   Title: President
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